Advisors Disciplined Trust 2292

Supplement to the Prospectus

The Eaton Vance California Municipal Bond Fund (Ticker: EVM) was liquidated and terminated after a shareholder vote. The resulting cash will be distributed to unitholders in accordance with the terms of the trusts. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for Cohen & Steers California Municipal Closed-End Portfolio, Series 2025-2 no longer includes shares of EVM.

Supplement Dated: November 13, 2025